                               POWER OF ATTORNEY

   I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley, and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

   IN WITNESS WHEREOF, I have hereunder set my hand as of this 17th day of November, 2014.

/s/ David R. Bock                          /s/ Mark E. Bradley
-----------------------------------------  -----------------------------------
David R. Bock                              Mark E. Bradley

/s/ Benjamin M. Friedman                   /s/ Margaret B.W. Graham
-----------------------------------------  -----------------------------------
Benjamin M. Friedman                       Margaret B.W. Graham

/s/ Lisa M. Jones                          /s/ Thomas J. Perna
-----------------------------------------  -----------------------------------
Lisa M. Jones                              Thomas J. Perna

/s/ Marguerite A. Piret                    /s/ Fred J. Ricciardi
-----------------------------------------  -----------------------------------
Marguerite A. Piret                        Fred J. Ricciardi

/s/ Kenneth J. Taubes
-----------------------------------------
Kenneth J. Taubes

                               POWER OF ATTORNEY

                                   ANNEX A*

Pioneer Bond Fund                                            Pioneer Series Trust V:
Pioneer Diversified High Income Trust*                          Pioneer Absolute Return Bond Fund
Pioneer Emerging Markets Fund                                   Pioneer Global Equity Fund
Pioneer Equity Income Fund                                      Pioneer High Income Municipal Fund
Pioneer Floating Rate Trust*                                    Pioneer Long/Short Global Bond Fund
Pioneer Fund                                                    Pioneer Long/Short Opportunistic Credit Fund
Pioneer High Income Trust*                                   Pioneer Series Trust VI:
Pioneer High Yield Fund                                         Pioneer Floating Rate Fund
Pioneer Asset Allocation Trust:                                 Pioneer Multi-Asset Real Return Fund
   Pioneer Solutions - Balanced Fund                         Pioneer Series Trust VII:
   Pioneer Solutions - Conservative Fund                        Pioneer Emerging Markets Local Currency Debt Fund
   Pioneer Solutions - Growth Fund                              Pioneer Global High Yield Fund
Pioneer ILS Interval Fund                                       Pioneer Global Multisector Income Fund
Pioneer Mid Cap Value Fund                                   Pioneer Series Trust VIII:
Pioneer Money Market Trust:                                     Pioneer International Value Fund
Pioneer Cash Reserves Fund                                   Pioneer Series Trust X:
   Pioneer Multi-Asset Credit Trust*                            Pioneer Dynamic Credit Fund
Pioneer Municipal High Income Trust*                            Pioneer Fundamental Growth Fund
Pioneer Municipal High Income Advantage Trust*                  Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Real Estate Shares                                   Pioneer Series Trust XI:
Pioneer Series Trust II:                                        Pioneer Core Equity Fund
Pioneer AMT-Free Municipal Fund                              Pioneer Series Trust XII:
   Pioneer Select Mid Cap Growth Fund                           Pioneer Disciplined Growth Fund
   Pioneer Series Trust III:                                 Pioneer Short Term Income Fund
Pioneer Disciplined Value Fund                               Pioneer Strategic Income Fund
   Pioneer Series Trust IV:                                  Pioneer Variable Contracts Trust:
   Pioneer Classic Balanced Fund                                Pioneer Bond VCT Portfolio
Pioneer Government Income Fund                                  Pioneer Disciplined Value VCT
   Pioneer Multi-Asset Income Fund                              Portfolio Pioneer Emerging Markets VCT
                                                                Portfolio Pioneer Equity Income VCT
                                                                Portfolio Pioneer Fund VCT Portfolio
                                                                Pioneer High Yield VCT
                                                                Portfolio Pioneer Mid Cap Value VCT Portfolio
                                                                Pioneer Real Estate Shares VCT Portfolio
                                                                Pioneer Select Mid Cap Growth VCT Portfolio
                                                                Pioneer Strategic Income VCT Portfolio

* Ms. Jones is President of all of the Trusts. Ms. Jones is a Trustee only of the Trusts marked with an asterisk.